  SUPPLEMENT DATED MAY 1, 2026

TO PROSPECTUSES DATED MAY 1, 2001

INVESTOR LIFE And INVESTOR LIFE PLUS

Issued through

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
By
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

The following information hereby supplements or amends, and to the extent is inconsistent replaces, certain information contained in your prospectus.

The following section has been revised in “Facts about the Contract”:

INVESTMENT OPTIONS

To view investment options and other product documents, please go to following website:

INVESTOR LIFE	http://dfinview.com/Transamerica/TAHD/55310P111?site=VAVUL
INVESTOR LIFE PLUS	http://dfinview.com/Transamerica/TAHD/55310P228?site=VAVUL

* * * * *

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’).  Except as indicated in this Supplement, all other information included in the Prospectuses remain unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request.

For additional information, you may contact us at the Service Center at (800) 354-5333, or write to:  Transamerica Service Center at P.O. Box 19100, Greenville, SC 29602-9100.

* * * * *

This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.